Share-based Payments - Summary of Assumptions Used to Determine Fair Value of Options Granted (Detail)	12 Months Ended
	Oct. 31, 2025 yr $ / shares	Oct. 31, 2024 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Risk-free interest rate	2.66%	3.74%
Expected dividend yield	4.65%	7.50%
Expected share price volatility	15.60%	19.47%
Expected life | yr	6	6
Share price/exercise price | $ / shares	$ 94.35	$ 56.55